STEIN ROE DOMESTIC EQUITY FUNDS:

                      STEIN ROE CAPITAL OPPORTUNITIES FUND
                        STEIN ROE DISCIPLINED STOCK FUND
                       STEIN ROE LARGE COMPANY FOCUS FUND
                       STEIN ROE SMALL COMPANY GROWTH FUND
                    STEIN ROE GROWTH & INCOME FUND, CLASS S
                             (together, the "Funds")

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2000
                            ------------------------

As of July 14, 2000, the current shares of the Funds (except Stein Roe Growth & Income Fund, Class S) will be redesignated Class S shares. Like the existing shares from which they are being converted, these Class S shares are no-load shares carrying no sales charge or 12b-1 fee.


STEIN ROE DISCIPLINED STOCK FUND

The sections of the prospectus entitled "Principal Investment Strategies" and Principal Investment Risks" are replaced with the following:

Principal Investment Strategies Disciplined Stock Fund invests all of its assets in SR&F Disciplined Stock Portfolio as part of a master fund/feeder fund structure. The Disciplined Stock Portfolio invests primarily in common stocks of U.S. companies. The Portfolio emphasizes companies with medium market capitalizations but may invest in companies of any size including smaller capitalization companies. The Portfolio may also invest up to 25% of its assets in foreign stocks. In selecting investments for the Fund, the advisor uses a bottom-up, fundamental analysis to find well-managed businesses selling at very attractive valuations. The advisor will generally avoid growth stocks with very high relative price/earnings ratios and growth rates.

The advisor may sell a portfolio holding if the security reaches the portfolio managers' price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Principal Investment Risks There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. These risks may cause you to lose money by investing in the Fund.

Because the Portfolio invests in stocks, the price of the Fund's shares--its net asset value per share (NAV)--fluctuates daily in response to changes in the market value of securities.

Value stocks are securities of companies that may have experienced adverse business of industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued in the advisor's opinion. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign Securities

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program.

For more information on the Portfolio's investment techniques, please refer to "Other Investments and Risks".

Who Should Invest in the Fund?

You may want to invest in Disciplined Stock Fund if you:
o        want a Fund that focuses its investments on well-managed companies which are very attractively valued
o        are a long-term investor

Disciplined Stock Fund is not appropriate for investors who:
o        want to avoid the volatility and risks of stock market investing
o        are saving for a short-term investment
o        need regular current income


STEIN ROE GROWTH & INCOME FUND, Class S

The section of the prospectus entitled " Principal Investment Strategy" is replaced with the following:

Principal Investment Strategy Growth & Income Fund invests all of its assets in SR&F Growth & Income Portfolio (the "Portfolio") as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks of well-established companies having large-market capitalizations. The Portfolio may also invest in companies having midsized market capitalizations. The Portfolio may also invest up to 25% of its assets in foreign stocks. In selecting investments for the Fund, the advisor, uses a bottom-up, fundamental analysis to find well-managed businesses selling at very attractive valuations. The advisor focuses on the stocks of companies that have experienced management, broad, highly diversified product lines, deep financial resources, easy access to credit and a history of paying dividends.

The advisor may sell a portfolio holding if the security reaches the portfolio managers' price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

The following paragraph is added to section entitled Principal Investment Risks for the Stein Roe Growth & Income Fund:

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.


STEIN ROE CAPITAL OPPORTUNITIES FUND

The section entitled "Portfolio Managers-Capital Opportunities Fund" is replaced with the following:

Capital Opportunities Fund-- David Brady, co-manager since May 1999; Steve Hayward, co-manager since November 1999.

LARGE COMPANY FOCUS FUND

The section entitled " Other Investments and Risks" is supplemented with the following:

         The Large Company Focus Fund may invest a portion of its assets in certain types of equity securities including securities offered during a company's initial public offering (IPO). An IPO is the sale of a company's securities to the public for the first time. The market price of a security the Fund buys in an IPO may change substantially from the price the Fund paid, soon after the IPO ends. In the short term, this price change may significantly increase or decrease the Fund's total return, and therefore its performance history, after an IPO investment. This is especially so when the Fund's assets are small. However, should the Fund's assets increase, the results of an IPO investment will not cause the Fund's performance history to change as much. Although companies can be any size or age at the time of their IPO, they are often smaller in size and have a limited operating history which could create greater market volatility for the securities. The Advisor intends to limit the Fund's IPO investments to issuers whose securities the Fund already owns, or issuers which the Advisor has specially researched before the IPO. The Fund does not intend to invest more than 5% of its assets in IPO's and does not intend to buy them for the purpose of immediately selling (also known as flipping) the security after its public offering.

DEFINING CAPITALIZATION

The section of the prospectus entitled "Defining Capitalization" is replaced with the following:

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (mid cap) or small capitalization (small cap). In defining a company's market capitalization, we use capitalization-based categories as they are defined by Morningstar, Inc.

Morningstar ranks stocks as follows: the top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large cap, the next 15% of the 5000 are classified as mid cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are classified as small cap. As of June 30, 2000, large cap companies had market capitalizations greater than $10.5 billion, mid cap companies had market capitalizations between $1.7 and $10.5 billion, and small cap companies had market capitalizations less than $1.7 billion. These amounts are subject to change.




 S11-36/117C-0700                                                 July 14, 2000